SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) May 23, 2001

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of May 1, 2001, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2001-S10)


                 Residential Funding Mortgage Securities I, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

        DELAWARE                    333-59998             75-2006294
----------------------              ---------             ----------
(State or Other Jurisdiction       (Commission           (I.R.S. Employer
of Incorporation)                   File Number)          Identification No.)


 8400 Normandale Lake Blvd.
 Suite 250
 Minneapolis, Minnesota                            55437
 ----------------------                            -------
 (Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000

Item 5. Other Events.

        The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and December 31, 1999, and for each of the years in the three year period ended December 31, 2000, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2001) and the unaudited consolidated financial statements of Ambac Assurance Corporation and its subsidiaries as of March 31, 2001 and for periods ended March 31, 2001 and March 31, 2000, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2001 (which was filed with the Securities and Exchange Commission on May 15, 2001), are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-59998) of the Registrant; and (iii) the Prospectus Supplement relating to Mortgage Pass- Through Certificates, Series 2001-S10, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

                             Item 601(a) of
                             Regulation S-K
Exhibit No.                  Exhibit No.           Description

1                            23                    Consent of KPMG LLP,
                                                   independent auditors of
                                                   Ambac Assurance Corporation
                                                   and subsidiaries with respect
                                                   to the Residential Funding
                                                   Mortgage Securities I, Inc.
                                                   Mortgage Pass-Through
                                                   Certificates, Series 2001-S10


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES I, INC.


                                            By:    /s/ Randy Van Zee
                                            Name:   Randy Van Zee
                                            Title:  Vice President


Dated: May 23, 2001

                                  EXHIBIT INDEX


               Item 601(a) of       Sequentially
Exhibit        Regulation S-K       Numbered
Number         Exhibit No.          Description                 Page

1                     23           Accountant's Consent

                                    EXHIBIT 1

                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Ambac Assurance Corporation:


We consent to the incorporation by reference in the registration statement (No. 333-59998) of Residential Funding Mortgage Securities I, Inc. (the "Registrant") and in the Prospectus Supplement of the Registrant (the "Prospectus
Supplement"), via the Form 8-K of the Registrant dated May 23, 2001, of our report dated January 22, 2001 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc. which was filed with the Securities and Exchange Commission on March 28, 2001 and to the reference to our firm under the heading "Experts" in the Prospectus Supplement.


                                                    /s/ KPMG LLP

New York, New York
May 23, 2001


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